UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 13, 2010

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (888) 789-2477	37-0211380

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050

1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

Reference is made to the Form 8-K filed by Ameren Corporation (“Ameren”), Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), and Illinois Power Company, doing business as AmerenIP (“IP”), on March 15, 2010 with respect to the announcement of a two-step corporate reorganization of Ameren.

On April 13, 2010, CIPS, CILCO, and IP entered into an agreement and plan of merger (the “Agreement”) whereby CILCO and IP will merge with and into CIPS, with CIPS as the surviving entity (the “Merger”). Upon consummation of the Merger, CIPS’ name will be changed to “Ameren Illinois Company” (“Ameren Illinois”) and, at such time, the separate legal existence of CILCO and IP will terminate. The following description of the Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is incorporated herein by reference.

Pursuant to the Agreement, at the effective time of the Merger: (i) all CILCO and IP common stock outstanding immediately prior to the effective time of the Merger, all of which is owned by Ameren, will be canceled without payment; (ii) all shares of each series of IP preferred stock outstanding immediately prior to the effective time of the Merger will be automatically converted into shares of a newly created series of Ameren Illinois preferred stock having the same payment and redemption terms as the existing series of IP preferred stock, except to the extent that IP preferred shareholders exercise their dissenters’ rights in accordance with Illinois law; and (iii) each outstanding share of CIPS common and preferred stock will remain outstanding, except to the extent that CIPS preferred shareholders exercise their dissenters’ rights in accordance with Illinois law. No fractional shares of Ameren Illinois preferred stock will be issued in the Merger. Holders of IP preferred stock prior to the Merger who would otherwise be entitled to receive a fraction of a share of Ameren Illinois preferred stock as a result of the Merger will receive cash in lieu of such fractional shares, as determined in accordance with the Agreement. Prior to the Merger, but after consenting to the Merger, Ameren will contribute to the capital of IP, without the payment of any consideration, all of the IP preferred stock owned by Ameren.

Upon consummation of the Merger, the board of directors and executive officers of CIPS will be the board of directors and executive officers of Ameren Illinois.

Consummation of the Merger is subject to certain customary conditions, including obtaining shareholder approval, which approval is expected to be provided by Ameren, and obtaining any required approvals from, or making any required filings with, the Federal Energy Regulatory Commission and the Illinois Commerce Commission.

The parties to the Agreement have agreed to prepare and file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, including a joint information statement/prospectus, to register the shares of Ameren Illinois preferred stock into which shares of IP preferred stock will be converted pursuant to the Agreement, which registration statement was filed on April 15, 2010.

The parties have also agreed that, following the effective time of the Merger, or after such later time as Ameren Illinois has received a private letter ruling from the Internal Revenue Service (“IRS”) substantially to the effect that the distribution of AmerenEnergy Resources Generating Company (“AERG”), a wholly owned subsidiary of CILCO, by Ameren Illinois will qualify as a generally tax-free transaction for United States federal income tax purposes, Ameren Illinois will distribute to Ameren all of the shares of common stock of AERG owned by Ameren Illinois (the “AERG distribution”). We expect to file a request for a private letter ruling from the IRS as soon as practicable; however, in the event that we have not received the ruling prior to the effective time of the Merger, we reserve the right to consummate the AERG distribution without such ruling.

The Agreement may be terminated at any time prior to closing under specified circumstances, including: (i) by mutual written consent of CIPS, CILCO and IP; (ii) by any party, if the Merger is not consummated on or before October 1, 2010 (although the right to terminate will not be granted to any party whose failure to perform caused such delay); (iii) by any party, if any governmental entity issues any order, decree or ruling which prohibits or takes any other action permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree, ruling or other action is final and nonappealable; and (iv) by any party, if the approval of the Merger by any of CIPS, CILCO or IP shareholders is not obtained.

The Agreement provides that it may be amended at any time in writing signed by each of the parties. However, after the Merger has been approved by the requisite vote of the shareholders of any party, it may not be amended if such amendment would require further approval of CIPS, CILCO or IP shareholders unless such approval is obtained.

The Merger is intended to be completed on or before October 1, 2010. There can be no assurances regarding whether the Merger or the other actions expected to occur in connection with the Merger will be completed or as to the timing of any such transaction or action.

* * *

Additional Information

This communication is not a solicitation of a proxy from any security holder of CIPS or IP. CIPS has filed with the SEC a registration statement that includes the information statement/prospectus of CIPS and IP and other relevant documents that have been mailed to security holders in connection with the proposed transaction. We urge investors to read carefully the information statement/prospectus and any other relevant documents and materials filed with the SEC, when they become available, because they contain or will contain important information about CIPS, CILCO, IP and the proposed transaction. A definitive information statement/prospectus will be sent to CIPS and IP preferred shareholders in connection with the proposed transaction. Investors may obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the joint information statement/prospectus may be obtained free of charge from Ameren Services Company, 1901 Chouteau Avenue, St. Louis, Missouri 63103.

This Current Report on Form 8-K (including the exhibits hereto) shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Statements in this report not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors, in addition to those discussed elsewhere in this report, in our filings with the SEC and in the joint information statement/prospectus that will be included in the registration statement that CIPS will file with the SEC in connection with the Merger, could cause actual results to differ materially from management expectations suggested in such forward-looking statements:

•

regulatory or legislative actions, including changes in regulatory policies and ratemaking determinations, such as the outcome of pending CIPS, CILCO and IP rate proceedings, and future rate proceedings or legislative actions that seek to limit or reverse rate increases;

•	the effects of, or changes to, the Illinois power procurement process;

•	changes in laws and other governmental actions, including monetary and fiscal policies;

•

changes in laws or regulations that adversely affect the ability of electric distribution companies, including CIPS, CILCO and IP, and other purchasers of wholesale electricity to pay their suppliers, including Ameren Energy Marketing Company;

•

the effects of increased competition in the future due to, among other things, deregulation of certain aspects of our business at both the state and federal levels, and the implementation of deregulation, such as occurred when the electric rate freeze and power supply contracts expired in Illinois at the end of 2006;

•

the effects on demand for our services resulting from technological advances, including advances in energy efficiency and distributed generation sources, which generate electricity at the site of consumption;

•	increasing capital expenditure and operating expense requirements and our ability to recover these costs in a timely fashion in light of regulatory lag;

•	the effects of participation in the Midwest Independent Transmission System Operator, Inc.;

•

the cost and availability of fuel such as coal used to produce electricity, the cost and availability of purchased power and natural gas for distribution and the level and volatility of future market prices for such commodities, including the ability to recover the costs for such commodities;

•	the effectiveness of our risk management strategies and the use of financial and derivative instruments;

•	prices for power in the Midwest, including forward prices;

•	business and economic conditions, including their impact on interest rates, bad debt expense and demand for our products;

•

disruptions of the capital markets or other events that make the Ameren companies’ (including CIPS, CILCO and IP) access to necessary capital, including short-term credit and liquidity, impossible, more difficult or more costly;

•	our assessment of our liquidity;

•	the impact of the adoption of new accounting guidance and the application of appropriate technical accounting rules and guidance;

•	actions of credit rating agencies and the effects of such actions;

•	the impact of weather conditions and other natural phenomena on us and our customers;

•	the impact of system outages;

•	generation plant construction, installation and performance;

•	impairments of long-lived assets or goodwill;

•	the effects of strategic initiatives, including other mergers, acquisitions and divestitures;

•

the impact of current environmental regulations on utilities and power generating companies and the expectation that more stringent requirements, including those related to greenhouse gases and energy efficiency, will be enacted over time, which could limit, or terminate, the operation of certain of our generating units, increase our costs, reduce our customers’ demand for electricity or natural gas or otherwise have a negative financial effect;

•	labor disputes, work force reductions, future wage and employee benefits costs, including changes in discount rates and returns on benefit plan assets;

•	the inability of our counterparties and affiliates to meet their obligations with respect to contracts, credit facilities and financial instruments;

•

the cost and availability of transmission capacity for the energy generated by the Ameren companies’ (including CIPS, CILCO and IP) facilities or required to satisfy energy sales made by the Ameren companies (including CIPS, CILCO and IP);

•	legal and administrative proceedings;

•	acts of sabotage, war, terrorism, or intentionally disruptive acts;

•	conditions to, and the timetable for, completion of the Merger and the other transactions contemplated in connection with the Merger, and the associated transaction costs;

•	the expected benefits of the Merger to the surviving corporation’s business;

•	the value of the shares of Ameren Illinois preferred stock issued as a result of the Merger; and

•	our expectations with regards to business, operations and financial effects on the surviving corporation.

Given these uncertainties, undue reliance should not be placed on these forward-looking statements. Except to the extent required by the federal securities laws, we undertake no obligation to update or revise publicly any forward-looking statements to reflect new information or future events.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Title

2.1	Agreement and Plan of Merger, dated as of April 13, 2010, among CIPS, CILCO and IP (filed as Annex A to Part I of CIPS’ Registration Statement on Form S-4, File No. 333-166095)

This combined Form 8-K is being filed separately by Ameren, CIPS, CILCO and IP. Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

ILLINOIS POWER COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

Date: April 15, 2010